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                                                                   EXHIBIT 99.2
                           MARK IV INDUSTRIES, INC.

                                EXCHANGE OFFER
                               TO HOLDERS OF ITS
                   7 3/4% SENIOR SUBORDINATED NOTES DUE 2006

                         NOTICE OF GUARANTEED DELIVERY

  This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Mark IV Industries, Inc. (the "Company") made pursuant to
the Prospectus dated      , 1996 (the "Prospectus") and the accompanying
Letter of Transmittal if certificates for the above-referenced Notes (the "Private Notes") are not immediately available or time will not permit all required documents to reach the Exchange Agent (as defined below) prior to the Expiration Date (as defined in the Prospectus) of the Exchange Offer (as defined below) or if the procedures for book-entry transfer cannot be completed on a timely basis. Such form may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Exchange Agent.

                TO: FLEET NATIONAL BANK (THE "EXCHANGE AGENT")

  By Insured Overnight        By Registered Mail:          New York Drop:
        Carrier:



                              Fleet National Bank        Fleet National Bank
   Fleet National Bank    Corporate Trust Department   c/o First Chicago Trust
     Corporate Trust        P.O. Box 366-RI/OP/317     Company 14 Wall Street
       Department          Providence, RI 02901-0366     6th Floor, Window 2
    125 Dupont Drive-                                 New York, New York 10005
        RI/OP/317
  Providence, RI 02907

                                 By Facsimile:

                                (401) 621-8088
                       (For Eligible Institutions Only)

                             Confirm by telephone:

                                (401) 865-7132

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.
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Ladies and Gentlemen:

  The undersigned hereby tenders to the Company upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the principal amount of Private Notes set forth below, pursuant to the guaranteed delivery procedure described in the Prospectus and the Letter of Transmittal.

Signature(s) ________________________     Address _____________________________


_____________________________________     _____________________________________


Name(s) _____________________________     Area Code and Tel. No.(s) ___________


_____________________________________     If Private Notes will be delivered
Please Type or Print                      by book-entry transfer, check box
                                          and provide account number.


Certificate Nos. (if available) _____
                                          [_] The Depository Trust Company
                                          Account Number: _____________________

Principal Amount of Private Notes
Represented by Certificate(s) _______
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                                   GUARANTEE

  The undersigned, member of a recognized signature guarantee medallion program within the meaning of Rule 17A(d)-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), hereby guarantees (a) that the above-named person(s) own(s) the above-described securities tendered hereby within the meaning of Rule 10b-4 under the Exchange Act, (b) that such tender of the above-described securities complies with Rule 10b-4 and (c) that delivery to the Exchange Agent of certificates representing the principal amount of Private Notes tendered hereby, in proper form for transfer, or timely confirmation of the book-entry transfer of such Private Notes into the Exchange Agent's account at the Depository Trust Company, in either case with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees and any other required documents, will be received by the Exchange Agent at one of its addresses set forth above, no later than five New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery.

_____________________________________     _____________________________________
Name of Firm                              Authorized Signature


_____________________________________     _____________________________________
Address                                   Title


_____________________________________     _____________________________________
Zip Code                                  Please Type or Print


Area Code and Tel. No. ______________     Dated _______________________________

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